Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-119832) of Bimini Capital Management, Inc. of our reports dated March 24, 2011, relating to the consolidated financial statements and the effectiveness of Bimini Capital Management, Inc.’s internal control over financial reporting, which appear in this Form 10-K.

West Palm Beach, Florida                                                                                                                                   /s/ BDO USA, LLP
March 24, 2011                                                                                                                                 Certified Public Accountants